This hour is made possible by investors in the Davlin Philanthropic Fund. The Davlin Fund is the first mutual fund where the adviser has the goal of donating most of its investment management fees to charities based on guidance from its investors.  A prospectus is available at WWW.DavlinFunds.org or [radio station URL] and the Davlin Fund link.  The Davlin Philanthropic Fund – Creating a World of Philanthropists.  Investors should read the prospectus and consider investment objectives, risks, and expenses before investing.